UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

(Amendment No. )

Filed by Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

DSS, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Copies to: Darrin M. Ocasio, Esq. Sichenzia Ross Ference, LLP 1185 Avenue of the Americas New York, NY 10036 Tel: (212)-930-9700

DSS, INC.

275 Wiregrass Pkwy

West Henrietta, New York 14586

May 17, 2022

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD May 17, 2022

8 A.M. CENTRAL TIME

To Our Stockholders:

DSS, Inc. (the “Company”) has entered into a Stock Purchase Agreement, dated February 28, 2022 (the “Stock Purchase Agreement”) with Alset EHome International, Inc. (“Alset EHome”) pursuant to which the Company will purchase 100% of the common stock of True Partner International Limited (the “True Partner International Common Stock”) and 62,122,908 shares of common stock, par value $0.01, of True Partner Capital Holding Limited, a Cayman Islands company (the “True Partner Common Stock,” and together with the True Partner International Common Stock, the “True Partner Shares”), from Alset EHome (the “True Partner Transaction”).

Upon consummation of the True Partner Transaction (the “True Partner Closing”), in exchange for the True Partner Shares, the Company will issue to Alset EHome, an aggregate of 17,570,948 newly issued shares of the Company’s common stock, par value $0.02 per share (the “DSS-TP Shares”).

Additionally, on February 25, 2022, the Company entered into an Assignment and Assumption Agreement wherein the Company agreed to purchase a Convertible Promissory Note between Alset International Limited, a Republic of Singapore limited company (“Alset International”) as lender and American Medical REIT, Inc., a Maryland corporation (“AMRE”) as borrower, with a principal amount of $8,350,000 and accrued but unpaid interest of $367,400 through May 15, 2022 (the “Note”), in exchange for the issuance of 21,366,177 shares of common stock of the Company at $0.408 per share, which equals $8,717,400, or the aggregate amount due under the Note (the “AMRE Transaction”).

The Company is holding a special meeting of its stockholders in order to obtain the stockholder approvals necessary to complete the True Partner Transaction, Alset Singapore Transaction and related matters. The Special Meeting will be held on May 17, 2022, at 8a.m., Central Time. The Special Meeting will held at 1400 Broadfield Blvd., Suite 100, Houston, TX 77084 (the “Special Meeting”). The attached Notice of Special Meeting and Proxy Statement describes the business we will conduct at the meeting and provides information about DSS Inc. that you should consider when you vote your shares.

At the Special Meeting, the Company’s stockholders will be asked:

1.	Issuance Proposal #1. To approve, the issuance of up to an aggregate of 17,570,948 shares of the Company’s common stock to Alset EHome pursuant to the True Partner Transaction;
2.	Issuance Proposal #2. To approve, the issuance of up to an aggregate of 21,366,177 shares of the Company’s common stock to Alset International Limited pursuant to the AMRE Transaction;
3.

Proposal # 3. Ratification of Auditors: To ratify the appointment of Turner, Stone & Company, L.L.P. as the Company’s independent registered public accounting firm for the fiscal years ending December 31, 2021 and December 31, 2022;

4.	Proposal # 4. Amendment to Bylaws: Approval of an amendment to DSS, Inc.’s bylaws reducing the number of shares of common stock need for a quorum from a majority to thirty-five percent (35%);

5.	Proposal # 5. Amendment to Certificate of Amendment of Certificate of Incorporation: To approve an amendment to the Company’s Certificate of Amendment of Certificate of Incorporation, as amended (the “Certificate of Incorporation”) to increase the total number of shares of the Company’s authorized common stock to 500,000,000; and

6.	Proposal #6. 2020 Equity Incentive Plan Authorized Share Increase: To approve an amendment to the 2020 Employee, Director and Consultant Equity Incentive Plan (“2020 Equity Incentive Plan”) to increase the number of shares of common stock authorized to be issued pursuant to the 2020 Plan to 20,000,000 shares.

7.	Issuance Proposal #7. To approve the issuance of up to an aggregate of 15,389,995 shares of the Company’s common stock to Mr. Heng Fai Ambrose Chan pursuant to his employment agreement.

The foregoing items of business are described more fully in the accompanying Proxy Statement. Any other business that may properly come before the Special Meeting will also be conducted. The Board of Directors is not aware of any other business to come before the Special Meeting.

Your vote is very important, regardless of the number of shares you hold. Whether or not you plan to attend the meeting, please carefully review the enclosed Proxy Statement and then cast your vote.

We hope that you will join us on May 17, 2022.

Sincerely,

/s/ Heng Fai Ambrose Chan
Name:	Heng Fai Ambrose Chan
Title:	Chairman of the Board

DSS, INC.

275 Wiregrass Pkwy

West Henrietta, NY 14586

Notice of Special Meeting of Stockholders

To Be Held on May 17, 2022

To Our Stockholders:

NOTICE IS HEREBY GIVEN that the Special Meeting of Stockholders (the “Special Meeting”), of DSS, Inc. (the “Company”) will be held on May 17, 2022, at 8 a.am., Central Time, at 1400 Broadfield Blvd., Suite 100, Houston, TX 77084, for the following purposes:

Date:		May 17, 2022

Time:		8 a.m. Central Time

Place:		1400 Broadfield Blvd., Suite 100, Houston, TX 77084

Purposes:	1.	Issuance Proposal #1: To approve, the issuance of up to an aggregate of 17,570,948shares of the Company’s common stock to Alset EHome pursuant to the True Partner Transaction;

	2.	Issuance Proposal #2: To approve, the issuance of up to an aggregate of 21,366,177 shares of the Company’s common stock to Alset International Limited pursuant to the AMRE Transaction;

	3.	Proposal #3: Ratification of Auditors: To ratify the appointment of Turner, Stone & Company, L.L.P.as the Company’s independent registered public accounting firm for the fiscal years ending December 31, 2021 and December 31, 2022;

	4.	Proposal #4: Approval of an amendment to the Bylaws of DSS, Inc.: To approve the amendment of the Bylaws of DSS Inc. to change the quorum requirement from a majority of the stock issued and outstanding, either in person or by proxy, to at least thirty-five percent (35%) of the stock issued and outstanding, either in person or by proxy; and

	5.	Proposal #5: Amendment to Certificate of Amendment of Certificate of Incorporation: To approve an amendment to the Company’s Certificate of Amendment of Certificate of Incorporation, as amended (the “Certificate of Incorporation”) to increase the total number of shares of the Company’s authorized common stock to 500,000,000; and

	6.	Proposal #6: Approval of 2020 Equity Incentive Plan authorized share increase: To approve an amendment to the 2020 Employee, Director and Consultant Equity Incentive Plan (“2020 Equity Incentive Plan”) to increase the number of shares of common stock authorized to be issued pursuant to the 2020 Plan to 20,000,000 shares.

	7.	Issuance Proposal #7: To approve the issuance of up to an aggregate of 15,389,995 shares of the Company’s common stock to Mr. Heng Fai Ambrose Chan pursuant to his employment agreement.

Record Date:		The Board of Directors has fixed the close of business on April 5, 2022 as the record date for determining stockholders entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof.

+The Company has enclosed a copy of the proxy statement and the proxy card. The proxy statement, the proxy card and the Annual Report are also available on the Company’s website at April 15, 2022.

Your vote is important. Whether or not you plan to attend the meeting, we urge you to vote as soon as possible by submitting your proxy. You may vote your proxy three different ways: by mail, via the Internet, or by telephone. You may also be entitled to vote in person at the meeting. Please refer to detailed instructions included in the accompanying proxy statement.

FOR THE BOARD OF DIRECTORS

/s/ Heng Fai Ambrose Chan
Heng Fai Ambrose Chan
Chairman of the Board

West Henrietta, New York

April 15, 2022

DSS, INC.

275 Wiregrass Pkwy

West Henrietta, NY 14586

PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON May 17, 2022

TABLE OF CONTENTS

PROXY SOLICITATION AND GENERAL INFORMATION	5

QUESTIONS AND ANSWERS	6

PROPOSAL NO. 1— ISSUANCE PROPOSAL TO APPROVE THE ISSUANCE OF UP TO 17,570,948 SHARES OF COMMON STOCK OF THE COMPANY IN CONNECTION WITH THE TRUE PARTNER TRANSACTION.	11

Proposal	11
Stockholder Approval Requirement	12
Required Stockholder Vote and Recommendation of Our Board of Directors	12

PROPOSAL NO. 2— ISSUANCE PROPOSAL TO APPROVE THE ISSUANCE OF 21,366,177 SHARES OF COMMON STOCK OF THE COMPANY TO ALSET INTERNATIONAL LIMITED PURSUANT TO THE AMRE TRANSACTION	13

Proposal	13
Stockholder Approval Requirement	13
Required Stockholder Vote and Recommendation of Our Board of Directors	14

PROPOSAL NO. 3— RATIFICATION OF THE APPOINTMENT OF TURNER, STONE & COMPANY, L.L.P. AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDED DECEMBER 31, 2021 and DECEMBER 31, 2022.	15

Proposal	15
Required Stockholder Vote and Recommendation of Our Board of Directors	15

PROPOSAL NO. 4.—APPROVAL OF AN AMENDMENT TO THE BYLAWS OF DSS, INC. TO CHANGE THE QUORUM REQUIREMENT FROM A MAJORITY OF THE STOCK ISSUED AND OUTSTANDING, EITHER IN PERSON OR BY PROXY, TO AT LEAST THIRTY-FIVE PERCENT (35%) OF THE STOCK ISSUED AND OUTSTANDING, EITHER IN PERSON OR BY PROXY	16

Required Stockholder Vote and Recommendation of Our Board of Directors	16

PROPOSAL NO 5. – APPROVAL TO AMEND THE COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK to 500,000,000	17

PROPOSAL NO 6. – APPROVAL OF AN INCREASE IN THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED TO 20,000,000 FOR ISSUANCE UNDER THE 2020 EQUITY INCENTIVE PLAN	19

PROPOSAL NO. 7- ISSUANCE OF UP TO AN AGGREGATE OF 15,389,995 SHARES OF THE COMPANY’S COMMON STOCK TO MR. HENG FAI AMRBOSE CHAN PURSUANT TO HIS EMPLOYMENT AGREEMENT	24

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	25

OTHER MATTERS	26

WHERE YOU CAN FIND MORE INFORMATION	26

Exhibit A	A-1
Exhibit B	B-1
Exhibit C	C-1

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Proxy Solicitation and General Information

This Proxy Statement and the enclosed form of proxy card (the “Proxy Card”) are being furnished to the stockholders of DSS, Inc., a New York corporation (the “Company,” “we,” “us” or “our”), in connection with the solicitation of proxies by our Board of Directors for use at the Special Meeting of Stockholders to be held on May 17, 2022, at 8 a.m., Central Time, 1400 Broadfield Blvd., Suite 100, Houston, TX 77084 (the “Special Meeting”). Accordingly, we encourage stockholders to vote either online or by mailing their proxy card as described below.

At the Special Meeting, stockholders will be asked:

1.	Issuance Proposal #1: To approve, the issuance of up to an aggregate of 17,570,948shares of the Company’s common stock to Alset EHome pursuant to the True Partner Transaction;

2.	Issuance Proposal #2: To approve, the issuance of up to an aggregate of 21,366,177 shares of the Company’s common stock to Alset International Limited pursuant to the AMRE Transaction;

3.	Ratification of Auditors: To ratify the appointment of Turner, Stone & Company, L.L.P.as the Company’s independent registered public accounting firm for the fiscal years ending December 31, 2021 and December 31, 2022;

4.	Amendment to Bylaws: To approve an amendment to the bylaws of DSS, Inc. to change the quorum requirement from a majority of the stock issued and outstanding, either in person or by proxy, to at least thirty-five percent (35%) of the stock issued and outstanding, either in person or by proxy;

5.	Amendment to Certificate of Amendment of Certificate of Incorporation: To approve an amendment to the Company’s Certificate of Amendment of Certificate of Incorporation, as amended (the “Certificate of Incorporation”) to increase the total number of shares of the Company’s authorized common stock to 500,000,000; and

6.	Approval of 2020 Equity Incentive Plan authorized share increase: To approve an amendment to the 2020 Employee, Director and Consultant Equity Incentive Plan (“2020 Equity Incentive Plan”) to increase the number of shares of common stock authorized to be issued pursuant to the 2020 Plan to 20,000,000 shares.

7.	Issuance Proposal #7: To approve the issuance of up to an aggregate of 15,389,995 shares of the Company’s common stock to Mr. Heng Fai Ambrose Chan pursuant to his employment agreement.

The Board of Directors has fixed the close of business on April 5, 2022 as the record date for determining stockholders entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof.

Voting Rights and Votes Required

The close of business on April 5, 2022 has been fixed as the record date for the determination of stockholders entitled to receive notice of and to vote at the Special Meeting. As of the close of business on such date, we had outstanding and entitled to vote 84,626,847 shares of our common stock, par value $0.02 per share. You may vote your shares of common stock in person or by proxy. You may submit your proxy by telephone, via the internet or by completing the enclosed proxy card and mailing it in the envelope provided. Stockholders who hold shares in “street name” should refer to their proxy card or the information forwarded by their bank, broker or other nominee for instructions on the voting options available to them. To vote in person, you may attend the Special Meeting and deliver your completed proxy card electronically or vote your shares in-person during the meeting.

The presence at the Special Meeting, whether in person or by valid proxy, of a majority of the shares of our common stock entitled to vote will constitute a quorum, permitting us to conduct our business at the Special Meeting. The record holder of each share of common stock entitled to vote at the Special Meeting will have one vote for each share so held. Abstentions and broker non-votes will count for quorum purposes.

If a broker that is a record holder of common stock does not return a signed proxy, the shares of common stock represented by such proxy will not be considered present at the Special Meeting and will not be counted toward establishing a quorum. If a broker that is a record holder of common stock does return a signed proxy, but is not authorized to vote on one or more matters (with respect to each such matter, a “broker non-vote”), the shares of common stock represented by such proxy will be considered present at the Special Meeting for purposes of determining the presence of a quorum. A broker that is a member of the New York Stock Exchange is prohibited, unless the stockholder provides the broker with written instructions, from giving a proxy on non-routine matters. Consequently, your brokerage firm or other nominee will have discretionary authority to vote your shares with respect to routine matters but may not vote your shares with respect to non-routine matters.

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Voting of Proxies

Most stockholders have three ways to submit a proxy: by telephone, via the Internet or by completing the enclosed proxy card and mailing it in the envelope provided. To submit a proxy by telephone or via the Internet, follow the instructions set forth on each proxy card you receive. To submit a proxy by mail, sign and date each proxy card you receive, mark the boxes indicating how you wish to vote and return the proxy card in the postage-paid envelope provided. Do not return the proxy card if you submit your proxy via the Internet or by telephone.

Our Board of Directors recommends a vote FOR the each of the proposals set forth in the Notice of Special Meeting of Stockholders and the Proxy Statement.

Revocation of Proxies

Any proxy given pursuant to this solicitation may be revoked by a stockholder at any time before it is exercised by providing written notice to our Secretary at DSS, Inc., 275 Wiregrass Pkwy, West Henrietta, New York, 14586 by delivery to us of a properly executed proxy bearing a later date, or by attending the meeting and voting in person at the Special Meeting.

Solicitation of Proxies

We will bear the cost of this solicitation, including amounts paid to banks, brokers and other nominees to reimburse them for their expenses in forwarding solicitation materials regarding the Special Meeting to beneficial owners of our common stock. The solicitation will be by mail, with the materials being forwarded to stockholders of record and certain other beneficial owners of our common stock, and by our officers and other regular employees (at no additional compensation). We have not engaged a proxy solicitor to distribute our proxy materials and solicit proxies. Our officers and employees may solicit proxies from stockholders by personal contact, by telephone, or by other means if necessary in order to assure sufficient representation at the Special Meeting.

The Company has engaged Alliance Advisors LLC, to assist in the solicitation of proxies and provide related advice and informational support, for a services fee, plus customary disbursements, which are not expected to exceed $25,000 in total.

American Stock Transfer & Trust Company is our transfer agent.

American Election Services, LLC shall act as inspector of elections at the Special Meeting.

Questions and Answers

The following are some questions that you, as a stockholder of the Company, may have about the Special Meeting, the proposals being considered at the Special Meeting, as applicable, and brief answers to those questions. These questions and answers may not address all questions that may be important to you as a stockholder of the Company. We encourage you to read carefully the more detailed information contained elsewhere in this proxy statement.

Q:	Why am I receiving this proxy statement?

A:	These proxy materials describe the proposals on which the Company would like you to vote and also give you information on these proposals so that you can make an informed decision. We are furnishing our proxy materials to all stockholders of record entitled to vote at the Special Meeting. As a stockholder, you are invited to attend the Special Meeting and are entitled and requested to vote on the proposals described in this proxy statement.

Q:	When and where is the Special Meeting?

A:	The Meeting will take place on May 17, 2022, starting at 8 a.m., Central Time at 1400 Broadfield Blvd., Suite 100, Houston, TX 77084.

Q:	Who is entitled to vote at the Special Meeting?

A:	Only stockholders who our records show owned shares of our common stock as of the close of business on April 5, 2022, which is the record date for the Special Meeting (the “Record Date”), may vote at the Special Meeting. You will have one vote for each share of the Company’s common stock that you owned as of the Record Date. On the Record Date, we had 84,626,847 shares of common stock outstanding.

Q:	How are votes counted?

A:	Each share of our common stock entitles its holder to one vote per share.

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Q:	What am I being asked to vote on?

A:	You will be voting on the following proposals.

1.	Issuance Proposal #1. To approve, the issuance of up to an aggregate of 17,570,948 shares of the Company’s common stock to Alset EHome pursuant to the True Partner Transaction;

2.	Issuance Proposal #2. To approve, the issuance of up to an aggregate of 21,366,177 shares of the Company’s common stock to Alset International Limited pursuant to the AMRE Transaction;

3.	Ratification of Auditors: To ratify the appointment of Turner, Stone & Company, L.L.P. as the Company’s independent registered public accounting firm for the fiscal years ending December 31, 2021 and December 31, 2022;

4.	Amendment to Bylaws: To approve an amendment to the Bylaws of DSS, Inc. to change the quorum requirement from a majority of the stock issued and outstanding, either in person or by proxy, to at least thirty-five percent (35%) of the stock issued and outstanding, either in person or by proxy; and

5.	Amendment to Certificate of Amendment of Certificate of Incorporation: To approve an amendment to the Company’s Certificate of Amendment of Certificate of Incorporation, as amended (the “Certificate of Incorporation”) to increase the total number of shares of the Company’s authorized common stock; and

6.	Approval of 2020 Equity Incentive Plan authorized share increase: To approve an amendment to the 2020 Employee, Director and Consultant Equity Incentive Plan (“2020 Equity Incentive Plan”) to increase the number of shares of common stock authorized to be issued pursuant to the 2020 Plan to 20,000,000 shares.

7.	Issuance Proposal #7: To approve the issuance of up to an aggregate of 15,389,995 shares of the Company’s common stock to Mr. Heng Fai Ambrose Chan pursuant to his employment agreement.

The Board of Directors has fixed the close of business on April 5, 2022 as the record date for determining stockholders entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof.

Q:	How does the Company’s Board of Directors recommend that I vote on the proposals set forth in the Notice of Special Meeting of Stockholders and the Proxy Statement?

A:	Our Board of Directors recommends that you vote “FOR” each of the proposals set forth in the Notice of Special Meeting of Stockholders and the Proxy Statement.

Q:	Do I have dissenters’ rights if I vote against the proposals?

A:	There are no dissenters’ rights available to the Company’s stockholders with respect to any matter to be voted on at the Special Meeting.

Q:	What do I need to do now?

A:	We encourage you to read this entire proxy statement, and the documents we refer to in this proxy statement Then complete, sign, date and return, as promptly as possible, the enclosed proxy card in the accompanying reply envelope or grant your proxy electronically over the Internet or by telephone, so that your shares can be voted at the Special Meeting. If you hold your shares in “street name,” please refer to the voting instruction forms provided by your broker, bank or other nominee to vote your shares.

Q:	What quorum is required for the Special Meeting?

A:	A quorum will exist at the Special Meeting if the holders of record of a majority of the issued and outstanding shares of the Company’s common stock are present in person or by proxy. Shares of the Company’s common stock that are voted to abstain are treated as shares that are represented at the Special Meeting for purposes of determining whether a quorum exists; broker non-votes are not counted for the purpose of determining the presence of a quorum at the Special Meeting as the Proposals to be considered would not be evaluated as routine by the NYSE.

Q:	Who will tabulate the votes?

A:	American Election Services, LLC will assist in the solicitation of proxies and act as inspector of elections at the Special Meeting.

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Q:	What vote is required in order for the proposals to be approved?

A:	The following table sets forth the required vote for each proposal:

	Proposal	Required Vote

1.	To approve, the issuance of up to an aggregate of 17,570,948shares of the Company’s common stock to Alset EHome pursuant to the True Partner Transaction	Majority of the shares present In-person or by proxy

2.	To approve, the issuance of up to an aggregate of 21,366,177 shares of the Company’s common stock to Alset International Limited pursuant to the AMRE Transaction;	Majority of the shares present in-person or by proxy

3.	To ratify the appointment of Turner, Stone & Company, L.L.P. as the Company’s independent registered public accounting firm for the fiscal years ending December 31, 2021 and December 31, 2022;	Majority of the shares present in-person or by proxy

4.	To approve an amendment to the bylaws of DSS, Inc. to change the quorum requirement from a majority of the stock issued and outstanding, either in person or by proxy, to at least thirty-five percent (35%) of the stock issued and outstanding, either in person or by proxy;	Majority of the shares present in-person or by proxy

5.	To approve an amendment to the Company’s Certificate of Amendment of Certificate of Incorporation, as amended (the “Certificate of Incorporation”) to increase the total number of shares of the Company’s authorized common stock to 500,000,000; and	Majority of the outstanding shares

6.	To approve an amendment to the 2020 Employee, Director and Consultant Equity Incentive Plan (“2020 Equity Incentive Plan”) to increase the number of shares of common stock authorized to be issued pursuant to the 2020 Plan to 20,000,000 shares.	Majority of the shares present in-person or by proxy

7.	To approve the issuance of up to an aggregate of 15,389,995 shares of the Company’s common stock to Mr. Heng Fai Ambrose Chan pursuant to his employment agreement.	Majority of the share present in-person or by proxy

Q:	What are broker non-votes?

A:

Broker non-votes are shares held by brokers that do not have discretionary authority to vote on the matter and have not received voting instructions from their clients. Brokers holding shares of record for customers generally are not entitled to vote on “non-routine” matters, unless they receive voting instructions from their customers.

Proposals 1 and 2 to approve the issuance of shares pursuant to the described transactions, Proposal 4, to approve an amendment to the bylaws, Proposal 5, to approve an amendment to the Certificate of Incorporation; and Proposal 6, to approve an amendment to the 2020 Equity Incentive Plan to increase the number of shares authorized to be issued under the 2020 Plan, and any adjournments thereof are “non-routine matters.”

Proposal 3 to ratify the Auditors is a “routine” matter.

The determination of “routine” and “non-routine” matters is determined by brokers and those firms responsible to tabulate votes cast by beneficial owners of shares held in street name and other nominees. Firms casting such votes have generally been guided by rules of the New York Stock Exchange when determining if proposals are considered “routine” or “non-routine”. When a matter to be voted on is the subject of a contested solicitation, banks, brokers and other nominees do not have discretion to vote your shares with respect to any proposal to be voted on.

Q:	How do I vote my shares if I am a record holder?

A:	If you are a record holder of shares (that is, the shares are registered with our transfer agent in your name and not the name of your broker or other nominee), you are urged to submit your proxy as soon as possible, so that your shares can be voted at the meeting in accordance with your instructions. Registered stockholders have three ways to submit a proxy: by telephone, via the Internet or by completing the enclosed proxy card and mailing it in the envelope provided. To submit a proxy by telephone or via the Internet, follow the instructions set forth on each proxy card you receive. To submit a proxy by mail, sign and date each proxy card you receive, mark the boxes indicating how you wish to vote and return the proxy card in the postage-paid envelope provided. Do not return the proxy card if you submit your proxy via the Internet or by telephone.

Q:	How do I vote my shares if I hold my shares in “street name” through a bank, broker or other nominee?

A:	If you hold your shares as a beneficial owner through a bank, broker or other nominee, you should have received instructions on how to vote your shares from your broker, bank or other nominee. Please follow their instructions carefully. You must provide voting instructions to your bank, broker or other nominee by the deadline provided in the materials you receive from your bank, broker or other nominee to ensure your shares are voted in the way you would like at the Special Meeting. Also, if you wish to vote in person at the Special Meeting, you must request a legal proxy from the bank, broker or other nominee that holds your shares and present that proxy and proof of identification at the Special Meeting.

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Q:	If my bank, broker or other nominee holds my shares in “street name,” will such party vote my shares for me?

A:	For all “non-routine” matters, not without your direction. Your broker, bank or other nominee will be permitted to vote your shares on any “non-routine” proposal only if you instruct your broker, bank or other nominee on how to vote. Under applicable stock exchange rules, brokers, banks or other nominees have the discretion to vote your shares on routine matters if you fail to instruct your broker, bank or other nominee on how to vote your shares with respect to such matters. The proposals to be voted upon by our stockholders described in this proxy statement, except for the ratification of the appointment of our independent registered public accounting firm, are “non-routine” matters, and brokers, banks and other nominees therefore cannot vote on these proposals without your instructions. You should follow the procedures provided by your broker, bank or other nominee regarding the voting of your shares of the Company’s common stock. Without instructions, a broker non-vote will result, and your shares will not be voted, on all “non-routine” matters.

Q:	What is a proxy?

A:	A proxy is your legal designation of another person, referred to as a “proxy,” to vote shares of stock. The written document describing the matters to be considered and voted on at the Special Meeting is called a “proxy statement.”

Q:	If a stockholder gives a proxy, how are the shares voted?

A:	When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Special Meeting in accordance with the instructions of the stockholder. If no specific instructions are given on properly-executed returned proxies, however, the shares will be voted in accordance with the recommendations of our Board of Directors as described above. If any matters not described in this proxy statement are properly presented at the Special Meeting, the proxy holders will use their own judgment to determine how to vote your shares.

Q:	What happens if I do not vote or return a proxy?

A:	A quorum will exist at the Special Meeting only if the holders of record of a majority of the issued and outstanding shares of the capital stock of the Company entitled to vote at the Special Meeting are present in-person or by proxy. Your failure to vote on the proposals, by failing to either submit a proxy or attend the Special Meeting if you are a stockholder of record, may result in the failure of a quorum to exist at the Special Meeting.

Q:	What happens if I abstain?

A:	If you abstain, whether by proxy or in-person at the Special Meeting, or if you instruct your broker, bank or other nominee to abstain your abstention will not be counted for or against the proposals, but will be counted as “present” at the Special Meeting in determining whether or not a quorum exists.

Q:	Can I revoke my proxy or change my vote?

A:	You may change your vote at any time prior to the vote at the Special Meeting. To revoke your proxy instructions and change your vote if you are a holder of record, you must (i) vote again on a later date on the Internet or by telephone (only your latest internet proxy submitted prior to the Special Meeting will be counted), (ii) advise our Secretary at our principal executive offices (275 Wiregrass Pkwy, West Henrietta, New York, 14586) in writing before the proxy holders vote your shares, (iii) deliver later dated and signed proxy instructions (which must be received prior to the Special Meeting) or (iv) attend the Special Meeting and vote in-person. If you hold shares in “street name,” you should refer to the instructions you received from your broker, bank or other nominee. Attendance in and of itself at the Special Meeting will not revoke a proxy. For shares you hold beneficially but not of record, you may change your vote by submitting new voting instructions to your broker or nominee or, if you have obtained a valid proxy from your broker or nominee giving you the right to vote your shares, by attending the Special Meeting and voting.

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Q:	What should I do if I receive more than one set of voting materials?

A:	You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, date, sign and return (or vote via the Internet with respect to) each proxy card and voting instruction card that you receive to ensure that all of your shares are counted.

Q:	What is “householding”?

A:

We have adopted a procedure approved by the U.S. Securities and Exchange Commission (the “SEC”) called “householding” for stockholders who have the same address and last name and do not participate in electronic delivery of proxy materials. In some instances, only one copy of the proxy materials is being delivered to multiple stockholders sharing an address, unless we have received instructions from one or more of the stockholders to continue to deliver multiple copies. This procedure reduces our printing costs and postage fees.

We will deliver promptly, upon oral or written request, a separate copy of the applicable materials to a stockholder at a shared address to which a single copy was delivered. If you wish to receive a separate copy of the proxy materials you may call us at 585-232-3610 or send a written request DSS, Inc., 275 Wiregrass Pkwy, West Henrietta New York, 14586, Attention: Secretary. If you have received only one copy of the proxy materials, and wish to receive a separate copy for each stockholder in the future, you may call us at the telephone number or write us at the address listed above. Alternatively, stockholders sharing an address who now receive multiple copies of the proxy materials may request delivery of a single copy, also by calling us at the telephone number or writing to us at the address listed above.

Q:	Where can I find the voting results of the Special Meeting?

A:	The Company intends to announce preliminary voting results at the Special Meeting and publish final results in a Current Report on Form 8-K that will be filed with the SEC following the Special Meeting. All reports the Company files with the SEC are publicly available when filed

Q:	What if I have questions about lost stock certificates or need to change my mailing address?

A:	You may contact our transfer agent, American Stock Transfer and Trust Company, LLC at 1 (800) 937-5449 (U.S.) or by email at help@astfinancial.com.

Q:	Who can help answer my additional questions about the proposals or the other matters discussed in this proxy statement?

A:	If you have questions about the proposals or other matters discussed in this proxy statement, you may contact the Company by mail at DSS, Inc., 275 Wiregrass Pkwy, West Henrietta, New York, 14586, Attention: Secretary.

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PROPOSAL 1- ISSUANCE PROPOSAL TO APPROVE THE ISSUANCE OF UP TO 17,570,948 SHARES OF COMMON STOCK OF THE COMPANY IN CONNECTION WITH THE TRUE PARTNER TRANSACTION

Proposal

We are asking our stockholders to approve the issuance of up to 17,570,948 Shares our Common Stock to Alset EHome International, Inc. (“Alset EHome”) pursuant to and upon the terms and subject to the conditions set forth in the Stock Purchase Agreement entered into by the Company and Alset EHome on February 28, 2022. (incorporated by reference to exhibit 10.1 to Form 8K dated March 1, 2022).

Pursuant to Stock Purchase Agreement, the Company will purchase a total of 62,122,908 shares of common stock, par value $0.01 (the “True Partner Shares”), of True Partner Capital Holding Limited, a Cayman Islands company ( “True Partner”), from Alset EHome and a subsidiary of Alset EHome (the “True Partner Transaction”).

Upon consummation of the True Partner Transaction (the “True Partner Closing”), in exchange for the True Partners Shares, the Company will issue to Alset EHome, an aggregate of 17,570,948 newly issued shares of the Company’s common stock, par value $0.02 per share (the “DSS-TP Shares”).

About True Partner

True Partner is a Hong Kong and U.S. based fund management group listed on the Hong Kong Stock Exchange with a focus on volatility trading in liquid markets. True Partner and its subsidiaries (together as the “True Partner Group”) manages funds and managed accounts on a discretionary basis using a global volatility relative value trading strategy involving the active trading of liquid exchange listed derivatives (including equity index options, large cap single stock options, as well as futures, exchange traded funds and equities) across major markets (including the U.S., Europe and Asia) and different time zones. The True Partner Group’s trading decisions are supported by our in-house proprietary trading platform (embedded with option pricing and volatility surface models) designed for our specific way of trading and which enables real-time pricing of implied volatilities, quantitative comparisons, risk management as well as speedy execution of trades.

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Rationale for the True Partner Transaction

Following the closing of the True Partner Transaction, True Partner will be integrated into DSS Securities, Inc. (“DSS Securities”), a wholly-owned subsidiary of the Company. In addition, the True Partner Transaction, and the integration of True Partner into DSS Securities, will greatly enhance the portfolio of the Finance and Asset Management Division of the Company and will allow the Company’s Securities Division to significantly expand its asset management service and capability.

Stockholder Approval Requirement

Our common stock is listed on the NYSE and, as a result, we are subject to the rules of the NYSE. We believe that the Exchange Offer will result in the issuance of more than 20% of our currently outstanding shares of common stock to a related party. As a result, stockholder approval of the issuance is required by Section 312.03 of the NYSE Listing Company Manual. Section 312.03 of the NYSE Listed Company Manual requires an issuer to obtain stockholder approval prior to the issuance of common stock, or of securities convertible into or exercisable for common stock, in any transaction or series of related transactions, if (i) the common stock has, or will have upon issuance, voting power equal to or in excess of 20% of the voting power outstanding before the issuance of such stock or securities convertible into or exchangeable for common stock or (ii) the number of shares of common stock to be issued is, or will be upon issuance, equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of common stock or securities convertible into or exercisable for common stock.

Stockholder approval of this Proposal No. 1 will constitute stockholder approval for purposes of NYSE Section 312.03.

Effect of the Issuance Proposal No. 1 on Current Stockholders

If the Issuance Proposal No. 1 is adopted, the issuance of such DSS-TP Shares would result in dilution to our stockholders, and would afford our stockholders a smaller percentage interest in the voting power, liquidation value and aggregate book value of the Company.

Interests of Certain Persons In Matters to be Acted Upon

Mr. Heng Fai Ambrose Chan, our director and Executive Chairman, is also Chairman of the Board, Chief Executive Officer, and the largest beneficial owner of the outstanding shares of Alset EHome. As a result, Mr. Chan has an interest in this Proposal 1. Upon the issuance of DSS-TP Shares, Mr. Chan will beneficially own 44,643,664 shares or approximately 43% of the Company’s common stock.

Change of Control of the Company

Currently, Mr. Chan, our Director and Executive Chairman and the Chairman of the Board and Chief Executive Officer of Alset EHome, beneficially owns 27,07,716 or 32% of our outstanding common stock. Pursuant to Proposal 1, the Company will issue 17,570,948 shares of the Company’s common stock to Alset EHome, and pursuant to Proposal 2, the Company will issue 21,366,177 shares to Alset International.

Following the issuance of the shares pursuant to both of the Issuance Proposals, Mr. Chan will beneficially own 66,009,841 or approximately 53% of the Company’s outstanding common stock. Accordingly, the transactions described in the Issuance Proposals herein will result in a change of control of the Company.

Stockholder approval of this Proposal No. 1 will constitute stockholder approval for purposes of NYSE Section 312.03.

Required Stockholder Vote and Recommendation of Our Board of Directors

Proposal 1 requires the affirmative vote of a majority of the shares of our common stock present and in person or by proxy at the Meeting and entitled to vote thereon as of the Record Date, provided that a quorum is present. An abstention is effectively treated as a vote cast against this proposal.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE

“FOR” THIS PROPOSAL NO. 1.

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PROPOSAL NO. 2- ISSUANCE OF UP TO AN AGGREGATE OF 21,366,177 SHARES OF THE COMPANY’S COMMON STOCK TO ALSET INTERNATIONAL LIMITED PURSUANT TO THE AMRE TRANSACTION

Proposal

We are asking our stockholders to approve the issuance of up to 21,366,177 Shares our Common Stock to Alset International Limited (“Alset International”) pursuant to and upon the terms and subject to the conditions set forth in the Assignment and Assumption Agreement entered into by the Company and Alset International on February 25, 2022 (incorporated by reference to exhibit 10.1 to Form 8K dated February 25, 2022).

Pursuant to Assignment and Assumption Agreement, the Company will purchase the Convertible Promissory Note issued by American Medical REIT, Inc. with a principal amount of $8,350,000 and accrued but unpaid interest of $367,400 through May 15, 2022 (the “Note”) from Alset International (the “AMRE Transaction”).

Upon consummation of the AMRE Transaction, (the “AMRE Closing”) The Company will issue Alset International, an aggregate 21,366,177 shares of common stock of the Company, at a price of $0.408 per share (the “DSS-Alset Shares”).

About American Medical REIT, Inc.

AMRE provides financing solutions to leading medical operators by acquiring licensed patient treatment facilities in various communities and delivering reliable, secure, and competitive cash returns to our investors. AMRE focuses on credit worthy single-tenant, single property transactions in the $10-$60M range and portfolio deals of larger scale, having initial rental yield in the 7-9% range and to pay a quarterly dividend up to 8% in annualized yield to the investors.

Rationale for the AMRE Transaction

AMRE currently possesses a growing portfolio of medical properties and is in a position to provide sustainable dividends and long-term value to investors. AMRE has a lucrative business model resilient to macroeconomic fluctuations that could benefit to the Company and its goals.

Stockholder Approval Requirement

Our common stock is listed on the NYSE and, as a result, we are subject to the rules of the NYSE. We believe that the Exchange Offer may result in the issuance of more than 20% of our currently outstanding shares of common stock. As a result, stockholder approval of the issuance is required by Section 312.03 of the NYSE Listing Company Manual. Section 312.03 of the NYSE Listed Company Manual requires an issuer to obtain stockholder approval prior to the issuance of common stock, or of securities convertible into or exercisable for common stock, in any transaction or series of related transactions, if (i) the common stock has, or will have upon issuance, voting power equal to or in excess of 20% of the voting power outstanding before the issuance of such stock or securities convertible into or exchangeable for common stock or (ii) the number of shares of common stock to be issued is, or will be upon issuance, equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of common stock or securities convertible into or exercisable for common stock.

Stockholder approval of this Proposal No. 2 will constitute stockholder approval for purposes of NYSE Section 312.03.

Change of Control of the Company

Currently, Mr. Chan, our Director and Executive Chairman and the Chairman of the Board and the owner of Alset International, beneficially owns 27,072,716 or 32% of our outstanding common stock. Pursuant to Proposal 1, the Company will issue 17,570,948 shares of the Company’s common stock to Alset EHome, and pursuant to Proposal 2, the Company will issue 21,366,177 shares to Alset International.

Following the issuance of the shares pursuant to both of the Issuance Proposals, Mr. Chan will beneficially own 66,009,841 or approximately 53% of the Company’s outstanding common stock. Accordingly, the transactions described in the Issuance Proposals herein will result in a change of control of the Company.

Stockholder approval of this Proposal No. 2 will constitute stockholder approval for purposes of NYSE Section 312.03.

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Effect of the Issuance Proposal No. 2 on Current Stockholders

If the Issuance Proposal No. 2 is adopted, the issuance of such would result in dilution to our stockholders, and would afford our stockholders a smaller percentage interest in the voting power, liquidation value and aggregate book value of the Company.

Interests of Certain Persons In Matters to be Acted Upon

Mr. Heng Fai Ambrose Chan, our director and Executive Chairman, is also Chairman of the Board, Chief Executive Officer, and the largest beneficial owner of the outstanding shares of Alset EHome. As a result, Mr. Chan has an interest in this Proposal No. 2. Upon the issuance of Shares, Mr. Chan will own 48,438,893 or approximately 46% shares of the Company’s outstanding common stock.

Required Stockholder Vote and Recommendation of Our Board of Directors

Proposal 2 requires the affirmative vote of a majority of the shares of our common stock present and in person or by proxy at the Meeting and entitled to vote thereon as of the Record Date, provided that a quorum is present. An abstention is effectively treated as a vote cast against this proposal.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE

“FOR” THIS PROPOSAL NO. 2.

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PROPOSAL NO. 3 RATIFICATION OF THE APPOINTMENT OF TURNER, STONE & COMPANY, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEARS ENDED DECEMBER 31, 2021 AND DECEMBER 31, 2022

Proposal

The Company’s stockholders are being asked to ratify the Board of Directors’ appointment of Turner, Stone & Company, L.L.P. as the Company’s independent registered public accounting firm for fiscal years ending December 31, 2021 and December 31, 2022.

In the event that the ratification of this selection is not approved by an affirmative majority of the votes cast on the proposal at the Annual Meeting, the Board of Directors will review its future selection of the Company’s independent registered public accounting firm.

Representatives of Turner, Stone & Company, L.L.P. are not expected to attend the Annual Meeting.

Audit Fees

Audit fees consist of fees for professional services rendered for the audit of the Company’s consolidated financial statements included in the Company’s Annual Report on Form 10-K, the review of financial statements included in the Company’s Quarterly Reports on Form 10-Q, and for services that are normally provided by the auditor in connection with statutory and regulatory filings or engagements. The aggregate fees billed for professional services rendered by our principal accountant, Turner, Stone & Company, L.L.P., for audit and review services for the fiscal years ended December 31, 2021 and 2020 were approximately $75,000 and $0, respectively.

Audit Related Fees

The aggregate fees billed for audit related services by our principal accountant, Turner, Stone & Company, L.L.P. pertaining to comfort letters related to our registered offerings during the years, consents for related registration statements and the audit of the Company’s employee benefit plan and review of the stand-alone financial statements for one of the Company’s subsidiaries, for the years ended December 31, 2021 and 2020 were approximately $3,000 and $0, respectively.

Tax Fees

The aggregate fees billed for professional services rendered by our principal accountant, Turner, Stone & Company, L.L.P. for tax compliance, tax advice and tax planning during the years ended December 31, 2021 and 2020 were approximately $0 and $0, respectively.

All Other Fees

There was $16,000 in fees billed for professional services rendered by our principal accountant, Turner, Stone & Company, L.L.P., for other related services during the years ended December 31, 2021 and $1,500 for 2020.

Administration of the Engagement; Pre-Approval of Audit and Permissible Non-Audit Services

The Company’s Audit Committee Charter requires that the Audit Committee establish policies and procedures for pre-approval of all audit or permissible non-audit services provided by the Company’s independent auditors. Our Audit Committee, approved, in advance, all work performed by our principal accountant, Turner, Stone & Company, L.L.P. These services may include audit services, audit-related services, tax services and other services. The Audit Committee may establish, either on an ongoing or case-by-case basis, pre-approval policies and procedures providing for delegated authority to approve the engagement of the independent registered public accounting firm, provided that the policies and procedures are detailed as to the particular services to be provided, the Audit Committee is informed about each service, and the policies and procedures do not result in the delegation of the Audit Committee’s authority to management. In accordance with these procedures, the Audit Committee pre-approved all services performed by Turner, Stone & Company, L.L.P.

Required Stockholder Vote and Recommendation of Our Board of Directors

Ratification of the appointment of our independent registered public accounting firm requires the affirmative vote of a majority of the votes cast at the Annual Meeting, whether in person or by proxy, provided that a quorum is present. An abstention will not be counted for or against the proposal, and therefore will not affect the vote outcome.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE

“FOR” THE RATIFICATION OF THE APPOINTMENT OF TURNER, STONE & COMPANY, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEARS ENDING DECEMBER 31, 2021 AND DECEMBER 31, 2022

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PROPOSAL NO. 4- APPROVAL TO AMEND THE BYLAWS OF DSS, INC. TO CHANGE THE QUORUM REQUIREMENT FROM A MAJORITY OF THE STOCK ISSUED AND OUTSTANDING, EITHER I PERSON OR BY PROXY, TO AT LEAST THIRTY-FIVE PERCENT (35%) OF THE STOCK ISSUED AND OUTSTANDING, EITHER IN PERSON OR BY PROXY

Amendment to Bylaws

Article 5, Section 5.6 of the current Bylaws of the Company require the votes of the holders of a majority of the stock issued and outstanding and entitled to vote at all meetings of the stockholders for the transaction of business, present in person or represented by proxy, in order to constitute a quorum at such meetings. Under Section 608 of the New York Business Corporation Law, the Company may lower its quorum requirement to the holders of one-third of the stock issued and outstanding and entitled to vote at all meetings. Pursuant to Article 11 of the Bylaws of the Company, only the shareholders of the Company will have the power to amend the Bylaws to change the quorum for meetings of shareholders.

The Board of Directors believes that it is in the Company’s best interest to amend the Bylaws to decrease the quorum requirement for all meetings of stockholders to the holders of thirty-five percent (35%) of the stock issued and outstanding and entitled to vote at all meetings of the stockholders for the transaction of business, present in person or represented by proxy. A form of the Fifth Amended and Restated By-Laws attached hereto as Exhibit A.

Rationale for the Amendment

The Board believes that without the proposed amendment, there is an increasing danger that the Company will not be able to obtain a quorum at future stockholder meetings, thus hindering the Company’s ability to conduct business. Due to the size and how dispersed the Company’s stockholder base is, it has become increasingly more difficult to obtain the current quorum as contained in the Bylaws at stockholder meetings, and as a result the Company’s ability to conduct business has become impaired. Without stockholder consent, the Company may not be able to, among other things, alter or amend its stock option plans, conduct certain types of mergers and acquisitions, or raise capital in certain types of transactions. The Board believes that the proposed amendment will increase the likelihood that the Company will be able to obtain a quorum.

Required Stockholder Vote and Recommendation of Our Board of Directors

Approval of an amendment to the Company’s Bylaws to change the quorum requirement from a majority of the stock issued and outstanding, either in person or by proxy, to at least thirty-five percent (35%) of the stock issued and outstanding, either in person or by proxy, requires the affirmative vote of a majority of the votes cast at the Annual Meeting, whether in person or by proxy, provided that a quorum is present. An abstention will not be counted for or against the proposal, and therefore will not affect the vote outcome.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE

“FOR” THIS PROPOSAL NO. 4

Vote Required and Recommendation of Board

Proposal No. 4 requires the affirmative vote of a majority of the votes cast at the Meeting.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE

“FOR” THIS PROPOSAL NO. 4

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PROPOSAL NO 5. – APPROVAL TO AMEND THE COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK TO 500,000,000

Our Board of Directors has approved, subject to stockholder approval, an amendment to our Certificate of Incorporation, increasing our authorized shares of common stock from 200,000,000 shares to 500,000,000 shares. The amendment to our authorized shares of common stock will become effective upon the filing of the amendment with the Secretary of State of New York. A form of the amended and restated certificate of incorporation is attached hereto as Exhibit B.

Rationale for Increase in Authorized Number of Shares of Common Stock

As of the Record Date, there were approximately 84,626,847 shares of the Company’s common stock issued and outstanding and approximately 3,576,335 shares of common stock reserved for future issuance under the Company’s outstanding options, warrants and preferred stock. Thus, approximately 111,796,818 authorized shares of common stock currently remain available for issuance.

The Board of Directors believes it is in the best interest of the Company and its shareholders to increase the number of authorized shares of common stock to provide the Company with flexibility to issue shares of common stock for general corporate purposes, which could include strategic investments, strategic partnership arrangements, awards or grants under employee equity incentive plans, or equity based financing to support company execution of business strategy. The availability of additional authorized shares of common stock would allow the Company to execute any of these transactions in the future without additional shareholder approval, except as may be required in particular cases by the Company’s Certificate of Incorporation, applicable law or the rules of any stock exchange or other system on which the Company’s securities may then be listed.

●	Based on the number of shares of common stock currently authorized for issuance under its Certificate of Incorporation, the Company does not have enough shares available to sell to a third party that might be interested in making a strategic investment in the Company without shareholder approval, which may make it difficult to engage in such a transaction in timely manner.

●	Additionally, the Company does not have shares available to issue options or restricted stock to employees, and unless the proposal to increase the number of authorized shares is approved, it will continue to be difficult to hire and retain key talent to help complete a sale of the Company or other strategic alternative due to the inability to offer any equity-based compensation.

●	Finally, the Company would be unable to raise additional cash through the sale of common stock without stockholder approval if shares are not available.

The Board of Directors believes it would be in the best interests of the Company and its shareholders to have shares of common stock available for any of these purposes, if needed. Although the Company may require raising additional capital to fund its operations in the future, which may involve the issuance of common stock, it currently has no transactions pending.

Effects of the Increase in Authorized Common Stock

Approving the amendment to increase the authorized number of shares of the Company’s common stock will not result in any dilution to current shareholders unless and until the Company issues such additional shares in the future. The Board of Directors selected the size of the proposed increase to provide the Company with sufficient authorized shares for use for any of the purposes described above, including any necessary financing transactions, as well as to provide it the ability to take advantage of other opportunities that may be available to it that would require the use of shares of common stock without the cost and time that would be needed to seek further amendments to its Certificate of Incorporation.

If this proposal is approved, the newly authorized shares of common stock would have the same rights as the presently authorized shares, including the right to cast one vote per share of common stock. Although the authorization of additional shares would not, in itself, have any effect on the rights of any holder of the Company’s common stock, the future issuance of additional shares of common stock (other than a stock split or dividend) would have the effect of diluting the voting rights and could have the effect of diluting earnings per share and book value per share of existing shareholders.

Potential Anti-takeover Effects of Increase in Authorized Common Stock

In addition to the more traditional uses described above, the Company could issue shares of its stock as a defense against efforts to obtain control of the Company. The Board of Directors does not intend or view the increase in authorized shares of stock as an anti-takeover measure, nor is the Company aware of any effort by any third party to accumulate our securities or obtain control of the Company by means of a merger, tender offer, solicitation in opposition to management or otherwise.

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No Appraisal Rights

Our shareholders are not entitled to dissenters’ or appraisal rights under the New York Business Corporation Law of the State of New York with respect to the proposed amendment to our Certificate of Incorporation to increase the authorized number of shares, and we will not independently provide the shareholders with any such right.

No Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our common stock.

Vote Required

The affirmative vote of a majority of the outstanding shares of the Company’s common stock is required to approve the amendment to the Company’s Certificate of Incorporation to amend the total number of shares of the Company’s authorized common stock. As a result, abstentions and broker non-votes will have the same effect as a vote “against” the proposal. Your vote is therefore extremely important.

The Proposed Amendment

This general description of this Proposal is qualified in its entirety by reference to the text of the amendment set forth in this Proposal for the increase of the total number of authorized shares of common stock. If this Proposal is approved by shareholders, it will become effective upon the filing of a Certificate of Amendment with the State of New York, which the Company will intend to file promptly following the shareholder vote during the Special Meeting. If this Proposal is not approved, the Certificate of Incorporation will continue to allow for the authorization of 200,000,000 shares of common stock.

The first paragraph of ARTICLE IV of the Certificate of Incorporation shall be amended and restated to read in its entirety as follows if our shareholders vote to approve this Proposal:

The total number of shares of capital stock which this corporation shall have the authority to issue is 500,046,868 shares, consisting of (i) 500,000,000 shares of common stock, $.02 par value (“Common Stock”) and (ii) 46,868 shares of preferred stock, $.02 par value (“Preferred Stock”).

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” the approval of the amendment to the Company’s Certificate of Incorporation to increase the authorized number of shares of Common Stock described above.

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PROPOSAL NO. 6- APPROVAL OF AN INCREASE IN THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED TO 20,000,000 FOR ISSUANCE UNDER THE 2020 EQUITY INCENTIVE PLAN

GENERAL

The Board has approved an amendment to the 2020 Employee, Director and Consultant Equity Incentive Plan (the “2020 Equity Incentive Plan”) to increase the number of shares of Common Stock available for issuance thereunder by 16,423,665 shares, from 3,576,335 shares to 20,000,000 shares (the “Share Reserve”), and directed that the amendment be submitted to the stockholders for approval at the Special Meeting. In addition, the Share Reserve will automatically increase on January 1st of each calendar year (the “Evergreen Date”) in an amount equal to five percent (5%) of the total number of shares of Common Stock outstanding on the December 31st immediately preceding the applicable Evergreen Date (the “Evergreen Increase”). A form of amendment to the 2020 Equity Incentive Plan is attached hereto as Exhibit C.

The amendment to the 2020 Equity Incentive Plan is intended to ensure that the Company can continue to provide an incentive to employees, directors and consultants by enabling them to share in the Company’s future growth. If approved by the stockholders, all of the additional shares will be available for grant as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or as nonqualified stock options, restricted stock awards, stock appreciation rights, or other kinds of equity based compensation available under the 2020 Equity Incentive Plan. If the stockholders do not approve the amendment, no shares will be added to the number of shares available for issuance under the 2020 Equity Incentive Plan.

BACKGROUND

The 2020 Equity Incentive Plan was adopted on December 9, 2019, and approved by the stockholders of the Company at a special meeting of the Company’s stockholders on the same date. 241,204 shares of Common Stock were initially available for awards under the 2020 Equity Incentive Plan.

The Company uses equity-based incentive compensation as a component of its overall compensation. The purposes of the 2020 Equity Incentive Plan are to create incentives which are designed to motivate eligible employees, directors, and consultants to put forth maximum effort toward the success and growth of the Company, and to enable the Company to attract and retain experienced individuals who by their position, ability and diligence are able to make important contributions to the Company’s success.

The Board requires additional shares available for issuance under the 2020 Equity Incentive Plan for the effective implementation of its compensation strategy. As of April 5, 2022, the 2020 Equity Incentive Plan currently has available for issuance 3,576,335 shares. If Proposal 6 is not approved, the Company will not be able to provide equity incentive compensation to consultants, current and future employees and, as a result, the Company may not be able to retain current employees or attract new employees.

The 16,423,665 share increase from 3,576,335 shares to 20,000,000 shares of Common Stock available for grant under the 2020 Equity Incentive Plan represents approximately 19% of the total number of outstanding shares of Common Stock as of April 5, 2022. After giving effect to such increase, the number of shares of Common Stock subject to outstanding equity awards and available for issuance pursuant to future awards will represent approximately 24% of the total issued and outstanding shares of Common Stock (on a fully diluted basis after giving effect to such future award issuances). Which can be increased by 5% each year on the Evergreen Date.

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Summary of Key Terms of the 2020 Equity Incentive Plan

Under the 2020 Equity Incentive Plan, the Company may grant awards of options, stock appreciation rights, restricted awards, and Other Stock-Based Awards (as defined in the 2020 Equity Incentive Plan). We refer to these collectively as “Awards.”

Awards under the 2020 Equity Incentive Plan may be granted to (i) employees of the Company or an affiliated entity, (ii) members of the Board who are not employees of the Company or an affiliated entity, and (iii) any consultant or adviser to the Company or an affiliated entity. As of March 23, 2022, executive officers and non-employee directors were considered eligible to participate in the plan, in addition to the other employees, consultants and advisers of the Company. Incentive stock options within the meaning of Section 422 of the Code generally may only be granted to employees of the Company or a subsidiary.

Common Stock delivered by the Company with respect to stock option or restricted stock awards may be authorized and unissued Common Stock or Common Stock held in the treasury of the Company.

Administration

The Board had delegated administrative authority with respect to the 2020 Equity Incentive Plan to the Compensation Committee. The Compensation Committee has the authority to:

●	promulgate, amend, and rescind rules and procedures relating to the implementation of the 2020 Equity Incentive Plan;

●	select the employees, Non-Employee Directors (as defined in the 2020 Equity Incentive Plan), and Consultants (as defined in the 2020 Equity Incentive Plan) who will be granted Awards;

●	determine the number and types of Awards to be granted to each participant;

●	determine the number of shares, or share equivalents to be subject to each Award;

●	determine the Fair Market Value (as defined in the 2020 Equity Incentive Plan) of shares if no public market exists for such shares;

●	determine the option price, purchase price, base price, or similar feature for any Award;

●	accelerate vesting of Awards and waive any restrictions; and

●	determine all the terms and conditions of all Award Agreements (as defined in the 2020 Equity Incentive Plan), consistent with the requirements of the 2020 Equity Incentive Plan.

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Available Awards Under the 2020 Equity Incentive Plan

The types of awards that may be granted by the Compensation Committee under the 2020 Equity Incentive Plan include:

Options

Options to purchase Common Stock may be incentive stock options meeting the requirements of Section 422 of the Code, or nonqualified options which are not eligible for such tax-favored treatment. Currently, up to 84,626,847 shares of Common Stock may be issued pursuant to incentive stock options under the 2020 Equity Incentive Plan. If Proposal 6 is approved by the stockholders, the number of shares of Common Stock that may be issued pursuant to incentive stock options will increase to 20,000,000. Incentive stock options will conform with the statutory and regulatory requirements specified pursuant to Section 422 of the Code, as in effect on the date such incentive stock option is granted. Incentive stock options may not be granted under the 2020 Equity Incentive Plan after January 1, 2030, and may only be granted to employees of the Company or one of its subsidiaries. If options intended to be incentive stock options are granted to a participant in excess of the $100,000 annual limitation set forth in Section 422(d)(1) of the Code, the options will be incentive stock options to the maximum extent allowed and will be nonqualified stock options as to any excess over that limitation. Incentive stock options must expire not more than 10 years from the date of grant. The 2020 Equity Incentive Plan does not specify a maximum term for nonqualified options. The exercise price per share must be not less than 100% of the fair market value of a share of Common Stock on the date the option is granted for both incentive stock options and nonqualified options. Incentive stock options granted to a participant holding more than 10% of the Common Stock must expire not more than five years from the date of grant, and the exercise price per share must be not less than 110% of the fair market value of a share of Common Stock on the date the option is granted.

Restricted Awards

Restricted Awards may take the form of restricted shares.. Restricted shares are shares of Common Stock which are subject to such limitations as the Board, or Compensation Committee deems appropriate, including, but not limited to, restrictions on sale or transfer. Additionally, restricted shares may be subject to forfeiture in the event the recipient terminates employment or service as a director or consultant during a specified period, or fails to meet designated performance goals, if any. Stock certificates representing restricted shares are issued in the name of the recipient but are held by the Company until the expiration of any restrictions, at which time the restrictive legends are removed from the stock certificates. Beginning with the date of issuance of restricted shares and prior to forfeiture, the recipient is entitled to the rights of a stockholder with respect to such shares, including voting and dividend rights. Shares issued as stock dividends will be subject to the same restrictions as the related restricted shares.

Other Stock-Based Awards

The Board, or Compensation Committee may grant other awards that involve payments or grants of shares of Common Stock or are measured by or in relation to shares of Common Stock. The 2020 Equity Incentive Plan provides flexibility to design new types of stock-based or stock-related awards to attract and retain employees, directors and consultants in a competitive environment.

Adjustments for Changes in Capitalization

In the event of a change in capitalization, the Board, or Compensation Committee will make such proportionate adjustments in the aggregate number of shares for which awards may be granted under the 2020 Equity Incentive Plan, the maximum number of shares which may be awarded to any participant, and the number of shares covered by, and the exercise or base price of, any outstanding awards, as the committee in its sole discretion may deem appropriate.

Duration, Termination and Amendment of the 2020 Equity Incentive Plan

The 2020 Equity Incentive Plan will remain in effect until January 1, 2030, or, if earlier, when awards have been granted covering all available shares under the 2020 Equity Incentive Plan or the 2020 Equity Incentive Plan is otherwise terminated by the Board. The Board may terminate the 2020 Equity Incentive Plan at any time, but any such termination will not affect any outstanding awards. The Board may also amend the 2020 Equity Incentive Plan from time to time, provided that no amendment may be made without stockholder approval if such approval is required by applicable law or the requirements of an applicable stock exchange or registered securities association. Pursuant to such provisions, the Board has approved an increase in the shares of capital stock authorized for issuance under the 2020 Equity Incentive Plan as described above, and now submits such amendment to stockholders for approval.

21

Aggregate Past Grants

As of March 23 2022, awards covering an aggregate of 49,890 shares of Common Stock have been granted and were outstanding under the 2020 Equity Incentive Plan, and awards covering an aggregate of 50,000 were outstanding under the 2013 Equity Incentive Plan (the “2013 Stock Incentive Plan” and, together with the 2020 Equity Incentive Plan, the “Incentive Plans”).

The following table shows information regarding the distribution of existing awards under the 2020 Equity Incentive Plan among the persons and groups identified below:

Number of Shares Subject to Awards
Executive Officers	Existing 2020 Equity Incentive Plan
Todd D. Macko	1,667

Current Executive Officers as a Group	1,667
Current Directors who are not Executive Officers as a Group	3,057
Current Employees who are not Executive Officers as a Group	4,166
Consultants	41,000
Prior Officers and Directors as a Group	-

Total Awards under the Incentive Plans	49,890

Federal Income Tax Consequences of Awards

Following is a summary of the federal income tax consequences of option and other grants under the 2020 Equity Incentive Plan. Optionees and recipients of other rights and awards granted under the 2020 Equity Incentive Plan are advised to consult their personal tax advisors before exercising an option, stock appreciation right or other award or disposing of any stock received pursuant to the exercise of an option, stock appreciation right or other award. In addition, the following summary is based upon an analysis of the Code as currently in effect, existing laws, judicial decisions, administrative rulings, regulations and proposed regulations, all of which are subject to change, and does not address state, local or other tax laws.

Incentive Stock Options

There will be no federal income tax consequences to a participant or to the Company upon the grant of an incentive stock option. If the participant holds the option shares for the required holding period of at least two years after the date the option was granted and one year after exercise of the option, the difference between the exercise price and the amount realized upon sale or disposition of the option shares will be long-term capital gain or loss, and the Company will not be entitled to a federal income tax deduction. If the participant disposes of the option shares in a sale, exchange, or other disqualifying disposition before the required holding period ends, the participant will recognize taxable ordinary income in an amount equal to the difference between the exercise price and the lesser of the fair market value of the shares on the date of exercise or the disposition price, and the Company will be allowed a federal income tax deduction equal to such amount, subject to any applicable limitations under Code Section 162(m). Any amount received by the participant in excess of the fair market value on the exercise date will be taxed to the participant as capital gain, and the Company will receive no corresponding deduction. While the exercise of an incentive stock option does not result in current taxable income, the excess of the fair market value of the option shares at the time of exercise over the exercise price will be a tax preference item that could subject a participant to alternative minimum tax in the year of exercise.

22

Nonqualified Options

There will be no federal income tax consequences to a participant or to the Company upon the grant of a nonqualified stock option. When the participant exercises a nonqualified option, he or she will recognize ordinary income in an amount equal to the excess of the fair market value of the option shares on the date of exercise over the exercise price, and the Company will be allowed a corresponding tax deduction, subject to any applicable limitations under Code Section 162(m). Any gain that a participant realizes when the participant later sells or disposes of the option shares will be short-term or long-term capital gain, depending on how long the participant held the shares.

Restricted Shares

Unless a participant makes an election to accelerate recognition of income to the grant date as described below, the participant will not recognize income, and the Company will not be allowed a compensation tax deduction, at the time restricted shares are granted. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the Common Stock as of that date, less any amount paid for the stock, and the Company will be allowed a corresponding tax deduction, subject to any applicable limitations under Code Section 162(m). If the participant files an election under Code Section 83(b) within 30 days after the grant date, the participant will recognize ordinary income as of the grant date equal to the fair market value of the stock as of that date, less any amount paid for the stock, and the Company will be allowed a corresponding compensation tax deduction at that time, subject to any applicable limitations under Code Section 162(m). Any future appreciation in the stock will be taxable to the participant at capital gains rates. However, if the stock is later forfeited, such participant will not be able to recover the tax previously paid pursuant to the Code Section 83(b) election.

Other Stock-Based Awards

The federal income tax consequences of other stock-based awards will depend on the terms and conditions of those awards but, in general, participants will be required to recognize ordinary income in an amount equal to the cash and the fair market value of any fully vested shares of Common Stock paid, determined at the time of such payment, in connection with such awards. The Company normally will be entitled to a deduction at the time when, and in the amount that, the participant recognizes ordinary income.

Interests of Directors and Officers

The Board may grant awards under the 2020 Equity Incentive Plan to themselves, as well as its officers, in addition to granting awards to its other employees.

Other Information

A “new plan benefits” table, as described in the SEC’s proxy rules, is not provided because all awards made under the amended and restated Option Plan are discretionary. Additionally, certain equity awards made to directors and officers since the end of the previous fiscal year are summarized under the heading “Equity Awards Since Fiscal Year End” in this Proxy Statement, and the table above titled “Aggregate Plan Grants” includes information regarding all outstanding awards made pursuant to the 2020 Equity Incentive Plan.

No additional awards are currently contemplated to be made under the 2020 Equity Incentive Plan as to which this approval would specifically relate.

Approval Required

Provided that a quorum is present, this proposal will be approved if the number of shares voted in favor of the proposal exceeds the number of shares voted against. Shares that are not represented at the Special Meeting, and abstentions and broker non-votes, if applicable, with respect to this proposal, will have no effect on the outcome of the voting on this proposal.

The Board recommends that stockholders vote “FOR” the increase in the number of shares of Common Stock authorized for issuance under the 2020 Equity Incentive Plan.

23

PROPOSAL NO. 7- ISSUANCE OF UP TO AN AGGREGATE OF 15,389,995 SHARES OF THE COMPANY’S COMMON STOCK TO MR. HENG FAI AMRBOSE CHAN PURSUANT TO HIS EMPLOYMENT AGREEMENT

Proposal

We are asking our stockholders to approve the issuance of up to 15,389,995 Shares our Common Stock to Mr. Heng Fai Ambrose Chan pursuant to and upon the terms and subject to the conditions set forth in his employment agreement dated September 23, 2019 and as amended on November 19, 2020 (the “Chan Employment Agreement”) (incorporate by reference to exhibit 10.1 of From 8K dated November 25, 2020).

Pursuant to the Chan Employment Agreement, Mr. Chan received $61,799.49 in cash for his services provided as a director of the Company for the period from July 15, 2019 till December 31, 2019. Commencing January 1, 2020 Mr. Chan’s monthly base salary (“Base Salary”) was reduced to $1 and Mr. Chan was entitled to receive certain performance bonuses based upon the annual market capitalization growth of the Company (the “Growth Bonus”) and the annual net asset value change of the Company (the “NAV Bonus”). The Growth Bonus was to be equal to 5% of the year over year increase in Company’s market capitalization, with the measurement of Company’s market capitalization determined by (a) the total number of outstanding shares of Company common stock at fiscal yearend multiplied by the 10-day volume weighted average price (“VWAP”) of Company common stock on the principal trading market prior to such year end. The NAV Bonus was to be equal to 5% of the year over year increase of Company’s net asset value (“NAV”), with the measurement of Company’s fiscal year end NAV (equal to Company’s total assets minus total liabilities) calculated in accordance with generally accepted accounting principles.

In addition, Mr. Chan had the option to have his Base Salary and/or Performance Bonus, if any, paid in either cash or in DSS common stock under the Company’s 2020 Equity Incentive Plan. Pursuant to the Chan Employment Agreement, Mr. Chan chose to convert his Base Salary and/or Performance Bonus into 16,284,079, out of which 894,084 shares of common stock were issued to Mr. Chan on April 1, 2022.

Change of Control of the Company

Currently, Mr. Chan, our Director and Executive Chairman and the Chairman of the Board, owner of Alset International and Chief Executive Officer of Alset EHome, beneficially owns 27,072,716 or 32% of our outstanding common stock. Pursuant to Proposal 1, the Company will issue 17,570,948 shares of the Company’s common stock to Alset EHome, and pursuant to Proposal 2, the Company will issue 21,366,177 shares to Alset International.

Following the issuance of the shares pursuant to both of the Issuance Proposals, Mr. Chan will beneficially own 65,115,757 or approximately 53% of the Company’s outstanding common stock. Accordingly, the transactions described in the Issuance Proposals herein will result in a change of control of the Company.

Stockholder approval of this Proposal No. 7 will constitute stockholder approval for purposes of NYSE Section 312.03.

Required Stockholder Vote and Recommendation of Our Board of Directors

Proposal 7 requires the affirmative vote of a majority of the shares of our common stock present and in person or by proxy at the Meeting and entitled to vote thereon as of the Record Date, provided that a quorum is present. An abstention is effectively treated as a vote cast against this proposal.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE

“FOR” THIS PROPOSAL NO. 7.

24

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table and accompanying footnotes set forth certain information with respect to the beneficial ownership of our common stock as of April 5, 2022, referred to in the table below as the “Beneficial Ownership Date,” by:

●	each person who is known to be the beneficial owner of 5% or more of the outstanding shares of our common stock;

●	each member of our board of directors, director nominees and each of our named executive officers individually; and

●	all of our directors, director nominees and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to stock options or warrants held by that person that are currently exercisable or exercisable within 60 days of the Beneficial Ownership Date and shares of restricted stock subject to vesting until the occurrence of certain events, are deemed outstanding, but are not deemed outstanding for computing the percentage ownership of any other person (however, neither the stockholder nor the directors and officers listed below own any stock options or warrants to purchase shares of our common stock at the present time). The percentages of beneficial ownership are based on 83,732,763 shares of common stock outstanding as of the Beneficial Ownership Date.

To our knowledge, except as set forth in the footnotes to this table and subject to applicable community property laws, each person named in the table has sole voting and investment power with respect to the shares set forth opposite such person’s name.

Name	Number of Shares Beneficially Owned	Percentage of Outstanding Share Beneficially Owned
Heng Fai Ambrose Chan (1)	26,178,632	31.3%
John “JT” Thatch	1,020	*
Sassuan (Samson) Lee	1,020	*
José Escudero	1,020	*
Frank D. Heuszel	2,493	*
Wai Leung William Wu	1,020	*
Jason Grady	2,493	*
Todd D. Macko	1,667	*
Tung Moe Chan	-	-
All officers and directors as a group (9 persons)	26,189,365	31.3%
5% Shareholders
Global BioMedical Pte Inc.	7,716,004	9.2%
Alset EHome International, Inc.	16,142,468	19.3%

* Less than 1%.

(1)	The beneficial ownership of Heng Fai Chan includes 26,178,632 shares of common stock, consisting of (a) 1,614,552 shares of common stock held by Heng Fai Holdings Limited, an entity controlled by Heng Fai Chan; (b) 688,941 shares of common stock held by Heng Fai Chan directly; (c) 16,667 shares of common stock held by BMI Capital Partners International Limited; (d) 7,716,004 shares of common stock held by Global Biomedical Pte. Ltd.; and (e) 16,142,468 shares of common stock held by Alset EHome International Inc.

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OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors does not intend to present any other matter for action at the Special Meeting other than as set forth in the Notice of Special Meeting and this Proxy Statement. If any other matters properly come before the Special Meeting, it is intended that the shares represented by the proxies will be voted, in the absence of contrary instructions, in the discretion of the persons named in the Proxy Card.

WHERE YOU CAN FIND MORE INFORMATION

The SEC maintains a website that contains reports, proxies and information statements and other information regarding the Company and other issuers that file electronically with the SEC at www.sec.gov. The Company’s proxy statements, annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, as well as any amendments to those reports, are available free of charge through the SEC’s website. Stockholders may also read and copy materials that the Company files with the SEC at the SEC’s Public Reference Room at 100 F Street, NE, Washington, DC 20549. Stockholders may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Additionally, you may access our filings with the SEC through the ‘Investors/Corporate Governance section of our website at www.dsssecure.com.

Upon written or oral request to our Secretary at DSS, Inc. 275 Wiregrass Pkwy, West Henrietta, New York 14586, we will promptly provide separate copies of our Annual Report on Form 10-K and/or this Proxy Statement.

The Company’s Common Stock is listed on the New York Stock Exchange and trades under the symbol “DSS.”

INFORMATION INCORPORATED BY REFERENCE

We are incorporating by reference specified documents that we file with the SEC, which means that incorporated documents are considered part of this Proxy Statement. This document incorporates by reference the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, Quarterly Report on Form 10-Q for the period ended September 30, 2021, and the Company’s Current Reports on Form 8-K, filed with the SEC during the fiscal year ended December 31, 2021 and on January 19, 2022, as amended on January 21, 2022. Information contained on our website, www.dsssecure.com is not incorporated by reference in, and does not constitute part of, this proxy statement.

All documents that we file (but not those that we furnish) with the SEC pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this proxy statement and before the date of the Special Meeting are incorporated by reference in this proxy statement from the date of filing of the documents, unless we specifically provide otherwise. Information that we file with the SEC will automatically update and may replace information previously filed with the SEC.

By Order of the Board of Directors,

/s/ Heng Fai Ambrose Chan
Heng Fai Ambrose Chan, Chairman of the Board

Dated: April 15, 2022

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING FORM OF PROXY IN THE ENCLOSED ENVELOPE.

26

Exhibit A

(5.6) Quorum.

(a) Except as otherwise provided herein, or by statute, or in the Certificate, at all meetings of shareholders of the Corporation, the presence at the commencement of such meetings in person or by proxy of shareholders holding of record thirty-five percent (35%) of the total number of shares of the Corporation then issued and outstanding and entitled to vote, shall be necessary and sufficient to constitute a quorum for the transaction of any business. The withdrawal of any shareholder after the commencement of a meeting shall have no effect on the existence of a quorum, after a quorum has been established at such meeting.

(b) Despite the absence of a quorum at any annual or special meeting of shareholders, the shareholders, by a majority of the votes cast by the holders of shares entitled to vote thereon, may adjourn the meeting. At any such adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally called if a quorum had been present.

A-1

Exhibit B

Paragraph FOURTH of the Certificate of Incorporation of Document Security Systems, Inc., will read as follows:

“NOW, THEREFORE, BE IT RESOLVED, that the Board does hereby provide for the issue of a series of Preferred Stock and does hereby establish and fix and herein state and express the designation, rights, preferences, powers, restrictions, and limitations of such series of Preferred Stock, and paragraph FOURTH relating to the stock of the Corporation is hereby amended to read as follows:

FOURTH: The Corporation is authorized to issue 500,046,868 shares, with a par value of $0.02, consisting of 500,000,000 shares of Common Stock, with a par value of $0.02, and 46,868 shares of Series A Convertible Preferred Stock, with a par value of $0.02.

B-1

Exhibit C

3.	SHARES SUBJECT TO THE PLAN.

(a) The number of Shares which may be issued from time to time pursuant to this Plan shall be twenty million (20,000,000) shares of Common Stock.

In addition, on the first day of each calendar year, for a period of not more than ten (10) years, commencing January 1, 2021, or the first business day of the calendar year if the first day of the calendar year falls on a Saturday or Sunday, the Shares available under this Plan will automatically increase in an amount equal to the lesser of (i) five percent (5%) of the total number of shares of Common Stock outstanding as of December 31 of the preceding fiscal year or (ii) such number of shares of Common Stock as determined by the Board of Directors.

(b) If an Option ceases to be “outstanding”, in whole or in part (other than by exercise), or if the Company shall reacquire (at not more than its original issuance price) any Shares issued pursuant to a Stock Grant or Stock-Based Award, or if any Stock Right expires or is forfeited, cancelled, or otherwise terminated or results in any Shares not being issued, the unissued or reacquired Shares which were subject to such Stock Right shall again be available for issuance from time to time pursuant to this Plan. Notwithstanding the foregoing, if a Stock Right is exercised, in whole or in part, by tender of Shares or if the Company’s or an Affiliate’s tax withholding obligation is satisfied by withholding Shares, the number of Shares deemed to have been issued under the Plan for purposes of the limitation set forth in Paragraph 3(a) above shall be the number of Shares that were subject to the Stock Right or portion thereof, and not the net number of Shares actually issued. However, in the case of ISOs, the foregoing provisions shall be subject to any limitations under the Code.

C-1

DSS, INC.
ATTN: FRANK D. HEUSZEL, CEO
275 WIREGRASS PKWY
WEST HENRIETTA, NY 14586

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on May 16, 2022. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on May 16, 2022. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D83240-S44844

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DSS, INC.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Form 10-K and Notice and Proxy Statement are available at www.proxyvote.com.

D83241-S44844

DSS, INC.
Special Meeting of Stockholders
May 17, 2022 8:00 AM CDT
This proxy is solicited by the Board of Directors

The undersigned hereby appoint Frank D. Heuszel as proxy, with full powers of substitution, to vote all shares of Common Stock of DSS, INC. owned by the undersigned at the Special Meeting of Stockholders to be held at 8:00 AM CDT on May 17, 2022 at DSS, INC., 1400 Broadfield Blvd., Suite 100, Houston, TX 77084, and at any adjournments or postponements thereof, hereby revoking any proxy heretofore given. This proxy, when properly executed, will be voted in the manner directed on the reverse side hereof.

The proxy, who shall be present and acting, shall have and may exercise all the powers hereby granted.

IF NO ELECTION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2, 3, 4, 5, 6 AND 7.

The proxy will use his discretion with respect to any other matters which properly come before the meeting.

Continued and to be signed on reverse side